SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                             FORM 8-K CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                      ------------------------------------

                Date of Report (Date of earliest event reported)

                                October 30, 2002


                            DORCHESTER HUGOTON, LTD.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Texas                  0-10697               75-1829064
------------------------ -------------------- --------------------------------
(State of Incorporation) (Commission File No) (IRS Employer Identification No.)



1919 S. Shiloh Road, Suite 600 - LB 48, Garland, TX               75042-8234
----------------------------------------------------          -----------------
     (Address of principal executive offices)                     (Zip Code)


                                 (972) 864-8610
                           ---------------------------
              (Registrant's telephone number, including area code)


                                       N/A
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

     Attached as Exhibit 99.1 is a press release issued by Dorchester Hugoton, Ltd. on October 30, 2002 with respect to the Dorchester Minerals, L.P. Registration Statement on Form S-4.

     THE FOREGOING DOES NOT CONSTITUTE AN OFFER TO BUY, OR THE SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES. THE SECURITIES TO BE OFFERED IN CONNECTION WITH THE PROPOSED TRANSACTION WILL BE OFFERED ONLY PURSUANT TO A PROSPECTUS/PROXY STATEMENT INCLUDED IN A REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

     ALL DORCHESTER HUGOTON UNITHOLDERS ARE ADVISED TO READ THE PROSPECTUS/PROXY STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE RELATED SOLICITATION/RECOMMENDATIONS THAT WILL BE PROVIDED TO EACH UNITHOLDER REQUESTING SUCH UNITHOLDER'S VOTE, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. A COPY OF THE PROSPECTUS/PROXY STATEMENT AND RELATED SOLICITATION/RECOMMENDATIONS WILL BE MAILED TO DORCHESTER HUGOTON UNITHOLDERS AND WILL BE AVAILABLE FROM DORCHESTER HUGOTON ON REQUEST. THE PROSPECTUS/PROXY STATEMENT AND RELATED SOLICITATION/RECOMMENDATIONS ARE AVAILABLE ON THE INTERNET AT THE SECURITIES AND EXCHANGE COMMISSION'S WORLD WIDE WEB SITE AT HTTP://WWW.SEC.GOV.

     Dorchester Hugoton and its General Partners, and their respective directors and/or officers, as applicable, may be deemed under the Rules of the Securities and Exchange Commission to be "participants in the solicitation" of proxies from the security holders of Dorchester Hugoton in favor of the transaction. SECURITY HOLDERS OF DORCHESTER HUGOTON MAY OBTAIN INFORMATION REGARDING THE INTERESTS OF THE "PARTICIPANTS IN THE SOLICITATION" BY READING THE PROSPECTUS/PROXY STATEMENT RELATING TO THE TRANSACTION.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

          99.1  Press Release dated October 30, 2002




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       DORCHESTER HUGOTON, LTD.


Dated: October 30, 2002                By:    /s/ Kathleen A. Rawlings
                                       -----------------------------------------
                                       Kathleen A. Rawlings
                                       Controller (Principal Accounting Officer)

                                  EXHIBIT INDEX

Item Number     Description
-----------     -----------
     99.1       Press Release dated October 30, 2002

                                                                    Exhibit 99.1

     THE FOLLOWING DOUCMENT DOES NOT CONSTITUTE AN OFFER TO BUY, OR THE SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES. THE SECURITIES TO BE OFFERED IN CONNECTION WITH THE PROPOSED TRANSACTION WILL BE OFFERED ONLY PURSUANT TO A PROSPECTUS/PROXY STATEMENT INCLUDED IN A REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

     ALL DORCHESTER HUGOTON UNITHOLDERS ARE ADVISED TO READ THE PROSPECTUS/PROXY STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE RELATED SOLICITATION/RECOMMENDATIONS THAT WILL BE PROVIDED TO EACH UNITHOLDER REQUESTING SUCH UNITHOLDER'S VOTE, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. A COPY OF THE PROSPECTUS/PROXY STATEMENT AND RELATED SOLICITATION/RECOMMENDATIONS WILL BE MAILED TO DORCHESTER HUGOTON UNITHOLDERS AND WILL BE AVAILABLE FROM DORCHESTER HUGOTON ON REQUEST. THE PROSPECTUS/PROXY STATEMENT AND RELATED SOLICITATION/RECOMMENDATIONS ARE AVAILABLE ON THE INTERNET AT THE SECURITIES AND EXCHANGE COMMISSION'S WORLD WIDE WEB SITE AT HTTP://WWW.SEC.GOV.

     Dorchester Hugoton and its General Partners, and their respective directors and/or officers, as applicable, may be deemed under the Rules of the Securities and Exchange Commission to be "participants in the solicitation" of proxies from the security holders of Dorchester Hugoton in favor of the transaction. SECURITY HOLDERS OF DORCHESTER HUGOTON MAY OBTAIN INFORMATION REGARDING THE INTERESTS OF THE "PARTICIPANTS IN THE SOLICITATION" BY READING THE PROSPECTUS/PROXY STATEMENT RELATING TO THE TRANSACTION.

NEWS RELEASE                                            Dorchester Hugoton, Ltd.
Release Date: October 30, 2002                                 Suite 600 - LB 48
                                                             1919 S. Shiloh Road
Contact: James E. Raley                                    Garland, Texas  75042
                                                                  (972) 864-8610
--------------------------------------------------------------------------------

           DORCHESTER HUGOTON, LTD. ANNOUNCES REGISTRATION STATEMENT

     DALLAS, TEXAS - Dorchester Hugoton, Ltd. (NASDAQ - DHULZ) announced today that the Registration Statement on Form S-4 of Dorchester Minerals, L.P. has been declared effective by the Securities and Exchange Commission. The Registration Statement describes the previously announced proposed combination of the businesses and properties of Dorchester Hugoton, Ltd., Republic Royalty Company and Spinnaker Royalty Company, L.P. into Dorchester Minerals, L.P.

     On December 30, 2002 in Dallas, Texas, Dorchester Hugoton, Ltd. will hold a special meeting of unitholders of record on October 23, 2002 to vote on the proposed combination in person or by proxy.

     THE SECURITIES TO BE OFFERED IN CONNECTION WITH THE PROPOSED TRANSACTION WILL BE OFFERED ONLY PURSUANT TO A PROSPECTUS/PROXY STATEMENT INCLUDED IN A REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

     ALL DORCHESTER HUGOTON UNITHOLDERS ARE ADVISED TO READ THE PROSPECTUS/PROXY STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE RELATED SOLICITATION/RECOMMENDATIONS THAT WILL BE PROVIDED TO EACH UNITHOLDER REQUESTING SUCH UNITHOLDER'S VOTE, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. A COPY OF THE PROSPECTUS/PROXY STATEMENT AND RELATED SOLICITATION/RECOMMENDATIONS WILL BE MAILED TO DORCHESTER HUGOTON UNITHOLDERS AND WILL BE AVAILABLE FROM DORCHESTER HUGOTON ON REQUEST. THE PROSPECTUS/PROXY STATEMENT AND RELATED SOLICITATION/RECOMMENDATIONS ARE AVAILABLE ON THE INTERNET AT THE SECURITIES AND EXCHANGE COMMISSION'S WORLD WIDE WEB SITE AT HTTP://WWW.SEC.GOV.

     Dorchester Hugoton and its General Partners, and their respective directors and/or officers, as applicable, may be deemed under the Rules of the Securities and Exchange Commission to be "participants in the solicitation" of proxies from the security holders of Dorchester Hugoton in favor of the transaction. SECURITY HOLDERS OF DORCHESTER HUGOTON MAY OBTAIN INFORMATION REGARDING THE INTERESTS OF THE "PARTICIPANTS IN THE SOLICITATION" BY READING THE PROSPECTUS/PROXY STATEMENT RELATING TO THE TRANSACTION.

     Dorchester Hugoton, Ltd., is a Dallas area based producer of natural gas and its Depositary Receipts trade on the Nasdaq Stock Market under the symbol DHULZ.



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